 Exhibit 10.1

SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into effective as of December 21, 2009, by and among BEHRINGER HARVARD MOCKINGBIRD COMMONS, LLC, a Delaware limited liability company, having its principal place of business at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) on behalf of itself and certain other Lenders (herein so called) made a party to the Loan Agreement described below, having an address of 901 Main Street, 20th Floor, Dallas, Texas 75201 Attention: Real Estate Loan Administration, and BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership (“Guarantor”).

PRELIMINARY STATEMENTS

A.           Reference is hereby made to that certain Construction Loan Agreement dated as of September 6, 2007, executed by and among Borrower, Lenders, and Administrative Agent (as amended, supplemented or modified from time to time, the “Loan Agreement”), which Loan Agreement pertains to a $42,000,000.00 construction loan (the “Loan”) from the Lenders to Borrower to finance, in part, the redevelopment of a hotel currently known as the “Hotel Palomar on Mockingbird Boulevard” (the ‘‘Improvements”) located on certain real property in Dallas, Texas (the “Land”).  Any capitalized term used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

B.           The Loan is evidenced by one or more Deed of Trust Notes issued by Borrower in accordance with the Loan Agreement and made payable to the Lenders, in the aggregate principal amount of $42,000,000.00 (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor in accordance with the Loan Agreement, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

C.           In connection with the making of the Loan, Guarantor executed and delivered to Administrative Agent, on behalf of the Lenders, Guaranty Agreement dated as of September 6, 2007 (the “Guaranty”).

D.           The Loan is secured, in part, by (i) a Deed of Trust, Security Agreement, Fixture Filing and Financing Statement dated as of September 6, 2007 (as now or hereafter amended, modified, supplemented or restated, the “Deed of Trust”), executed by Borrower to PRLAP, Inc., for the benefit of Administrative Agent, on behalf of Lenders, recorded as Instrument No.  2007¬0322717 in the Real Property Records of Dallas County, Texas, covering real property more particularly described on Exhibit A attached hereto, and (ii) an Assignment of Rents, Leases and Receivables dated as of September 6, 2007 (as now or hereafter amended, modified, supplemented or restated, the “Assignment of Leases”), executed by Borrower to and for the benefit of Administrative Agent on behalf of the Lenders, recorded as Instrument No.  2007- 0322719 in the Real Property Records of Dallas County, Texas.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 1

 Exhibit 10.1

E.           The Loan Documents have previously been modified by that certain First Amendment Agreement dated December 4, 2008, executed by and among Administrative Agent, Borrower and Guarantor.

F.           Guarantor, Borrower, Administrative Agent and the Lenders have agreed to modify the Loan Documents in certain respects.

AGREEMENTS

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Agreement hereby agree as follows:

1.           DEFINITIONS.  The following definitions are hereby added to Section 1 of Exhibit B of the Loan Agreement:

(a)           “Excess Cash Flow” means an amount equal to (i) the actual cash receipts collected by Borrower from the operation of the Property during the second (2nd) preceding calendar month, but excluding amounts paid by tenants as security or other deposits, less (ii) the actual cash operating expenses of the Property paid to third parties for the operation and maintenance of the Property for the applicable month, including debt service payments on the Loan and accruals for periodic expenses such as property taxes and insurance.

(b)           “Carpenter Loan” means that certain $9,650,000.00 loan from Bank of America, N.A., as administrative agent and issuing bank, and the lenders from time to time a party to the Carpenter Loan Agreement to Behringer Harvard Short-Term Opportunity Fund I, LP.

(c)           “Carpenter Loan Agreement” means that certain Credit Agreement dated September 1, 2005, executed by and between Behringer Harvard Short-Term Opportunity Fund I LP, as borrower, Behringer Harvard 250/290 Carpenter LP, as subsidiary guarantor, and Bank of America, N.A., as administrative agent, letter of credit issuing agent, and a lender.

(d)           “Carpenter Property” means the property described on Exhibit A of the Carpenter Loan Agreement.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 2

 Exhibit 10.1

(e)           “Collateral Value Condition” means (i) if the lien on the Carpenter Property securing the Loan or a guaranty of the Loan has not been released, then (1) the maturity date of the Carpenter Loan shall have been extended to a date that is coterminous with the maturity date of the Loan as extended, (2) Administrative Agent shall have received a new Appraisal of the Carpenter Property prepared in accordance with written instructions from Administrative Agent within ninety (90) days preceding the then existing Maturity Date by a third party appraiser engaged directly by Administrative Agent, showing that the outstanding principal balance of the Carpenter Loan as of the first day of the Extension Period is not greater than 50% of the “as is” value of the Carpenter Property, and (3) Administrative Agent shall have received a new appraisal of the Property prepared in accordance with written instructions from Administrative Agent within ninety (90) days preceding the then existing Maturity Date by a third party appraiser engaged directly by Administrative Agent, showing that the outstanding principal balance of the Loan (A) as of the first day of the first Extension Period, is not greater than 90% of the “as is” value of the Property, and (B) as of the first day of the second Extension Period, is not greater than 85% of the “as is” value of the Property; and (ii) if the lien on the Carpenter Property securing the Loan or a guaranty of the Loan has been released, then Administrative Agent shall have received a new appraisal of the Property (as defined herein) prepared in accordance with written instructions from Administrative Agent within ninety (90) days preceding the existing Maturity Date by a third party appraiser engaged directly by Administrative Agent, showing that the outstanding principal balance of the Loan (1) as of the first day of the first Extension Period, is not greater than 80% of the “as is” value of the Property, and (2) as of the first day of the second Extension Period, is not greater than 75% of the “as is” value of the Property.

2.           EXTENSION OF MATURITY DATE.  Hereinafter, the term “Maturity Date” and all other references to the maturity date of the Loan in the Note and the other Loan Documents shall mean December 21, 2012.  The unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date, as extended hereby. Borrower hereby renews, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and the other Loan Documents, and all of the Loan Documents are hereby renewed and modified by extending the maturity date thereof as set forth above.

3.           LOAN TO VALUE TEST.  Borrower shall provide evidence that, based on new appraisals prepared in accordance with written instructions from Administrative Agent to a third party appraiser engaged directly by Administrative Agent, as of November 30, 2011, either (a) the aggregate of the outstanding principal balance of the Loan and of the Carpenter Loan is not greater than ninety-five percent (95%) of the sum of the “as-is” value of the Property and of the Carpenter Property, or (b) the outstanding principal balance of the Loan is not greater than eighty percent (80%) of the “as-is” value of the Property.  Should the above covenant not be achieved, Borrower shall, within ten (10) Business Days after request by Administrative Agent, make a principal payment on the Loan in an amount sufficient to comply with either the ratio set forth in clause (a) of the preceding sentence or the ratio set forth in clause (b) of the preceding sentence (it being agreed that partial prepayment on the Loan can be made without premium or penalty except for any Consequential Losses which may result from such prepayment).  Failure to make such principal payment within ten (10) Business Days of request by Administrative Agent shall constitute a Default.

4.           EXTENSION OPTIONS.  Section 1.12(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b)           Borrower shall have two options to extend the Maturity Date of the Loan for a period of twelve (12) months each (each twelve month period, an “Extension Period”), at which time the term “Maturity Date” shall mean the Maturity Date, as extended pursuant to this Section 1.12.  The exercise of each extension option shall be effective only if all of the following conditions have been satisfied as to each extension on or before the applicable Maturity Date:

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 Exhibit 10.1

(i)           There shall then exist no Default or Potential Default.

(ii)           The Collateral Value Condition shall be achieved.

(iii)           Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance reflecting that the coverage afforded by the Title Insurance has not been adversely affected as a result of the modification and extension of the Loan and the documents referred to in paragraph (v) below.

(iv)           Borrower and Guarantor shall have executed and delivered to Administrative Agent a modification and extension agreement, providing for, among other things (1) the extension of the Maturity Date, (2) the reaffirmation by Borrower and Guarantor of their respective obligations under the Loan Documents, and (3) the waiver and release by Borrower and Guarantor of any defenses, claims, counterclaims, and rights of offset, if any, which Borrower or Guarantor may then have in respect of Administrative Agent and the Indebtedness and Obligations, together with such other agreements, documents or amendments to the Loan Documents as are reasonably requested by Administrative Agent to properly document the extension, all in form and content satisfactory to Administrative Agent in its good faith business judgment.  During any Extension Period, unless noted above, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply.

(v)           The request for extension must be made to Administrative Agent in writing not more than one hundred twenty (120) days, and not less than forty-five (45) days, prior to the applicable Maturity Date.

(vi)           Borrower shall have paid to Administrative Agent, for the ratable benefit of Lenders, as a condition to such extension on or before the first day of the applicable Extension Period, an extension fee of 0.50% of the then Deemed Principal Balance of the Loan as of the first day of each Extension Period.

(vii)           Administrative Agent shall have determined, in its commercially reasonable judgment, that no material adverse change has occurred with respect to the Project or the financial condition or creditworthiness of Borrower or Guarantor.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 4

 Exhibit 10.1

If all of the foregoing conditions are not satisfied strictly in accordance with their terms, the extension shall not be or become effective.  Upon the execution and delivery by Borrower, Guarantor and Administrative Agent of the modification and extension agreement referred to in subparagraph (e) above, the extension shall be deemed to be effective.  Each extension option is exercisable separately only and not together and the second extension option shall be void and not exercisable unless the first extension option was properly exercised.  Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed extension (pre- and post-closing), including, without limitation, appraisal fees, environmental audit and legal fees; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the extension shall be due and payable prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then upon demand by Administrative Agent).

5.           INTEREST RATE.  The definition of “LIBOR Daily Rate” set forth in that certain First Amendment Agreement dated December 4, 2008, and executed by and among Borrower, Guarantor and Administrative Agent is hereby amended and restated in its entirety to read as follows:

“LIBOR Daily Rate” means a simple rate per annum equal to the sum of the BBA LIBOR Daily Rate plus (a) 1.75% prior to the earlier of (1) September 1, 2010 and (2) the date the SWAP Transaction, in existence on the date of this Agreement, terminates and (b) 3.50% on and following the earlier of (1) September 1, 2010 and (2) the date the SWAP Transaction, in existence on the date of this Agreement, terminates.

6.           DEFAULT.  Section 4.1(h)(ii) and (iii) are hereby amended and restated in their entirety to read as follows:

“(ii)  transfers of interest in Borrower owned by Realty America Group (Mockingbird Commons), LP, a Texas limited partnership, and (iii) transfers of interest in Realty America Group (Mockingbird Commons), LP.”

7.           CASH FLOW.  On the 1st Business Day of each month (the “Calculation Date”) beginning January 1, 2010, all Excess Cash Flow from the Property will be used to make a principal payment on the Loan; provided, however, the first $500,000.00 of Excess Cash Flow will first be deposited in an account (the “Reserve Account”) held and controlled by Administrative Agent.  Notwithstanding anything herein to the contrary, the Reserve Account shall always be funded to $500,000.00 from Excess Cash Flow prior to using such Excess Cash Flow to make a principal payment on the Loan.  Prior to the occurrence of a Potential Default or a Default, should the actual cash receipts from the Property (the “Cash Flow”) for such month not be sufficient to pay the actual cash operating expenses owed to third parties for the operation and maintenance of the Property (including scheduled debt service payments on the Loan and expenses such as property taxes and insurance) (the “Operating Expenses”), Borrower shall have the right one time per month to request the Administrative Agent advance funds from the Reserve Account to pay for the difference between the Operating Expenses and the Cash Flow for such month.  On the date that the Deemed Principal Balance is equal to or less than seventy-five percent (75%) of the “as is” value of the Property based on the most recent appraisal ordered by Administrative Agent (the “LTV Test”), (a) Borrower will cease making monthly principal payments on the Loan in the amount of the Excess Cash Flow from the prior month, and (b) Borrower will begin making a quarterly principal payment in the amount of $100,000.00, in addition to the monthly interest payment that is due pursuant to Section 1.12(a) of the Loan Agreement, on the first day of each calendar quarter beginning with the first day of the first calendar quarter following the Property’s satisfaction of the LTV Test.  On or prior to the date of this Agreement, Borrower shall execute a Security Agreement (Deposit Account), in form and substance acceptable to Administrative Agent, assigning the Reserve Account to Administrative Agent.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 5

 Exhibit 10.1

8.           OPERATING STATEMENT.  Notwithstanding anything to the contrary in the Loan Agreement, within thirty (30) days after the end of each month, Borrower shall deliver to Administrative Agent, monthly operating reports in respect of the Property, which reports shall be in form and substance reasonably acceptable to Administrative Agent and shall contain, at a minimum, a statement of all income and expenses in connection with the Property for the month.

9.           DSC PERFORMANCE THRESHOLD.  Section 2.13 of the Loan Agreement is hereby deleted.

10.         GUARANTOR COVENANTS.

(a)           Section 18(c) and Section 18(d) of the Guaranty are hereby deleted.

(b)           Guarantor shall not make any Distribution or Investments without the prior written consent of Administrative Agent.  As used herein, “Distribution” by any person means (a) with respect to any stock of any class issued by such person or any partnership, joint venture or other beneficial ownership or equity interest of such person, the retirement, redemption, repurchase, or other acquisition for value of such stock, partnership, joint venture or other equity interest, (b) the declaration or payment (without duplication) of any dividend or other distribution, whether monetary or in kind, on or with respect to any stock, partnership, joint venture or other equity interest of any Person, and (c) any other payment or distribution of assets of a similar nature or in respect of an equity investment.  As used herein, “Investments ” means with respect to any person, all shares of capital stock, evidences of debt and other securities issued by any other person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other person, all purchases of the securities or business or integral part of the business of any other person and commitments and binding options to make such purchases, all interests in real property, and all other investments; provided, however, that the term “Investment” shall not include (i) contributions or payments made in respect of assets or indebtedness (or refinancings of indebtedness) of Guarantor, its subsidiaries or any entity directly or indirectly controlled by Guarantor existing as of the date of this Agreement, (ii) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (iii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 6

 Exhibit 10.1

11.         CARPENTER SECOND LIEN DEED OF TRUST.  In order to further secure the Loan, on or before the date of this Agreement, Borrower shall cause Behringer Harvard 250/290 Carpenter LP to execute a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Carpenter Second Lien Deed of Trust”) covering and creating a second lien on the Carpenter Property.  Borrower shall be entitled to obtain a release of the Second Lien Deed of Trust prior to the occurrence of Default or Potential Default if Borrower provides Administrative Agent (on behalf of Lenders) with substitute collateral (on which Lenders shall have a first and prior lien, without any other encumbrances) which is acceptable to Administrative Agent in its sole discretion and which has a value of at least $10,550,000.00.  In addition, Administrative Agent will release the Carpenter Second Lien Deed of Trust so long as no Default or Potential Default then exists and the Deemed Principal Balance has been reduced to an amount that is not greater than eighty percent (80%) (except that during the Second Extension Renewal, such limit shall be seventy-five percent (75%)) of the “as is” value of the Property based on a new appraisal of the Property prepared in accordance with written instructions from Administrative Agent and by a third party appraiser engaged directly by Administrative Agent.  It is hereby expressly agreed that, although the Carpenter Property will serve as additional security for the Loan pursuant to the Carpenter Second Lien Deed of Trust, the converse will not be true; that is, none of the Property or other assets of Borrower will be collateral for the Carpenter Loan.  If the Property is sold and the Loan is paid in full and Lenders’ commitment to make further advances thereunder is terminated, Behringer Harvard 250/290 Carpenter LP shall be entitled to a release of the Carpenter Second Lien Deed of Trust and Borrower shall be entitled to distribute any remaining sale proceeds to its members without being required to make payment on the Carpenter Loan.  Borrower acknowledges and agrees, and by its execution and delivery of the Carpenter Second Lien Deed of Trust, Behringer Harvard 250/290 Carpenter LP is deemed to have acknowledged and agreed, that Behringer Harvard 250/290 Carpenter LP will receive substantial direct or indirect benefit resulting from Lenders’ execution of this Agreement.

12.         DESCRIPTION OF LOAN DOCUMENTS.  The term “Loan Documents”, as defined in the Loan Agreement and as used in the Loan Agreement, the other Loan Documents and herein, shall be, and hereby is, modified to include this Loan Amendment.  All references to the term “Loan Documents” contained in the Loan Agreement and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

13.         CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Agreement, all of the following shall have been satisfied:

(a)           Borrower and Guarantor shall have executed and delivered to Administrative Agent this Agreement.

(b)           Borrower shall have executed and delivered to Administrative Agent the Security Agreement (Deposit Account).

(c)           Borrower shall have caused Behringer Harvard 250/290 Carpenter LP to execute and deliver to Administrative Agent (i) a guaranty of the Loan in form and substance satisfactory to Lender and (ii) the Second Lien Deed of Trust.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 7

 Exhibit 10.1

(d)           Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance to show that policy coverage has not been modified or terminated solely by virtue of this Agreement.

(e)           Administrative Agent shall have received and approved all resolutions, certificates or other documents as Administrative Agent may request relating to the formation, existence and good standing of Borrower and Guarantor, corporate authority for the execution and validity of this Agreement, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Administrative Agent.

(f)           All documents required by Bank of America, N.A. relating to the modification of the Carpenter Loan shall have been executed.

14.         COSTS, EXPENSES AND FEES.  No later than January 6, 2010, Borrower shall pay Administrative Agent, for the benefit of Lenders, a nonrefundable commitment fee in the amount of $412,464.40 in consideration of the extension of the commitment.  Borrower’s failure to pay such fee as herein provided shall constitute an Event of Default.  Borrower hereby agrees to pay all reasonable attorneys’ fees and other costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution and/or recordation of this Agreement.

15.         RELEASE OF CLAIMS.  In consideration of, among other things, the accommodations which Administrative Agent and the Lenders have agreed to extend for the benefit of Borrower and Guarantor pursuant to this Agreement, each of Borrower and Guarantor hereby forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent, Lenders and their subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Agreement.  The acceptance by Borrower and Guarantor of the accommodations and other consideration provided by Administrative Agent and the Lenders as set forth in this Agreement, shall constitute a ratification, adoption and confirmation by Borrower and Guarantor of the foregoing general release of all Claims against each Released Party which is based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such proceeds or other financial accommodations.  The provisions of this Section 15 shall survive the termination of the Loan Documents.

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 8

 Exhibit 10.1

16.         REPRESENTATIONS.  Borrower and Guarantor each hereby severally represents and warrants to Administrative Agent and the Lenders that (a) to the best of such party’s knowledge, the execution and delivery of this Agreement does not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which it/he is a party or by which it or any of its properties may be bound; (b) this Agreement constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors’ rights; (c) the execution and delivery of, and performance under this Agreement is within such party’s power and authority without the joinder or consent of any other party and has been duly authorized by all requisite action and are not in contravention of law or the provisions of any organizational documents governing such party or of any indenture, agreement or undertaking to which Borrower or Guarantor, as applicable, is a party or by which it is bound; and (d) upon the execution of this Agreement, no Default or Event of Default shall exist under any Loan Document.

17.         RATIFICATION.  The parties to this Agreement agree that the terms and provisions of this Agreement shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and the other Loan Documents and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The liens, security interests, collateral assignments and financing statements in respect of the Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loan Documents.  Nothing herein shall in any manner diminish, impair or extinguish the Note or any of the other duties, liabilities and obligations of Borrower under the Loan Documents.  Borrower hereby ratifies and acknowledges that the Loan Documents are valid, subsisting and enforceable against Borrower and Borrower agrees and warrants to Administrative Agent and the Lenders that there are no offsets, claims or defenses with respect to any of the duties, liabilities and obligations of Borrower under the Loan Documents.

18.         CONSENT AND RATIFICATION.  Guarantor hereby unconditionally and irrevocably acknowledges and agrees that the Guaranty and Guarantor’s obligations, covenants, agreements and duties thereunder remain in full force and effect in accordance with its terms, notwithstanding the modifications effected hereby.  Guarantor hereby unconditionally and irrevocably ratifies, reaffirms and confirms the Guaranty and its obligations thereunder.

19.         NON-WAIVER OF RIGHTS, REMEDIES, CLAIMS AND DEFENSES.  This Agreement in no way constitutes or shall be deemed (i) a release or relinquishment of any of the liens and security interests created pursuant to the Loan Documents, and Borrower and Guarantor, hereby expressly acknowledge and agree that all such liens and security interests are and shall remain valid and subsisting, and superior to all liens and security interests other than those exceptions heretofore expressly approved by Lenders or their predecessors, (ii) a waiver of, or consent by Lenders to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, or (iii) a waiver of any of Borrower’s obligations under any of the Loan Documents.

20.         COUNTERPARTS.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

21.         BINDING EFFECT.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

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 Exhibit 10.1

22.         HEADINGS.  The Section headings in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

23.         APPLICABLE LAW.  This Agreement shall be construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas.

24.         PRIOR UNDERSTANDINGS.  This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

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 Exhibit 10.1

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this _________ day of December, 2009, by __________________________________________________, ________________________ of Bank of America, N.A., a national banking association,

Printed Name of Notary
My Commission Expires:

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Signature Page

 Exhibit 10.1

BORROWER:

BEHRINGER HARVARD MOCKINGBIRD COMMONS, LLC, a Delaware limited liability company

By:	Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, its Manager

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ______ day of December, 2009, by _____________________________________________________, ______________________ of Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, as manager of Behringer Harvard Mockingbird Commons, LLC, a Delaware limited liability company, on behalf of said limited liability companies.

Printed Name of Notary
My Commission Expires:

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Signature Page

 Exhibit 10.1

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership

By:	Behringer Harvard Advisors II LP, a Texas limited partnership, its general partner

	By:	Harvard Property Trust, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ___________ day of December, 2009, by ___________________, _______________________ of Harvard Property Trust, LLC, a Delaware limited liability company, general partner of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership, on behalf of said company and limited partnerships.

Printed Name of Notary
My Commission Expires:

SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Signature Page

 Exhibit 10.1

Exhibit A

Legal Description

BEING:

(i) certain condominium units of M CENTRAL MASTER CONDOMINIUM, as described in that certain MASTER CONDOMINIUM DECLARATION FOR. M CENTRAL MASTER CONDOMINIUM, filed September 16, 2005, recorded in Volume 2005182, Page 00111, Condominium Records of Dallas County, Texas (the “Master Condominium Declaration”), and being the following Units: the Hotel Unit, the Retail Unit, the Hotel Room Units and certain Sub-Units described in (ii) below, and which are more particularly described in the Map (as defined in the Master Condominium Declaration), together with all General Common Elements and Limited Common Elements (as defined in the Master Condominium Declaration) appurtenant thereto and all other rights, title and Interest appurtenant thereto under the Master Condominium Declaration, together with

(ii) certain condominium units of M CENTRAL RESIDENCES, A CONDOMINIUM, as described in that certain RESIDENTIAL CONDOMINIUM DECLARATION FOR M CENTRAL RESIDENCES, A CONDOMINIUM (the “Residential Condominium Declaration”), filed September 16, 2005, recorded in Volume 2005182, Page 00204, Condominium Records of Dallas County, Texas, which is a Sub-Unit Declaration and creates a Sub-Unit Condominium, and being the following Residences designated in Exhibit C to the Residential Condominium Declaration: Loft 201, Loft 205, Loft 304 and the Penthouse in Hotel Tower, and which are more particularly described in the Residential Map (as defined in the Residential Condominium Declaration), together with all Residential Common Elements (as defined in the Residential Condominium Declaration) appurtenant thereto and all other rights, title and interest appurtenant thereto under the Residential Condominium Declaration.

EXHIBIT A - SECOND AMENDMENT AGREEMENT (Behringer Harvard Mockingbird Commons)	Page 1